Commitments	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS

NOTE 6 - COMMITMENTS

Commitment to pay royalties to the government of Israel

The Company received grants from the IIA for research and development funding until the year 2019, and therefore is subject to the provisions of the Israeli Law for the Encouragement of Research, Development and Technological Innovation in the Industry and the regulations and guidelines thereunder (the “Innovation Law”, formerly known as the Law for the Encouragement of Research and Development in Industry). Under the Innovation Law royalties of 3% on the income generated from sales of products and from related services developed in whole or in part under IIA programs are payable to the IIA. Such commitment is up to the amount of grants received (dollar linked), plus interest at annual rate based on LIBOR. Pursuant to the Innovation Law there are restrictions regarding intellectual property and manufacturing outside of Israel, unless approval is received, and additional payments are made to the IIA.

The Company did not apply for grants from the IIA since 2019. For the years ended December 31, 2022, 2021 and 2020, the Company recorded royalties expenses of $9, $468 and $795, respectively.

The royalty expenses which are related to the funded project are recognized in the statements of comprehensive income (loss) as a component of cost of revenue.

The total gross amount of grants actually received by us from the IIA as of December 31, 2022 totaled approximately $10.1 million. As of December 31, 2022, we paid royalties to the IIA in the total amount of $2.8 million.

As of December 31, 2022, the maximum total royalty amount payable by the Company under IIA funding arrangement is approximately $7,314 (without interest).